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                                                                   EXHIBIT 10.11

          PLEDGE AGREEMENT dated as of June 14, 1995 ("Pledge Agreement"), made by JLM INDUSTRIES, INC., (the "Pledgor") to each of the Lenders (as defined below) party to the Credit Agreement (as defined below) and THE CIT GROUP/EQUIPMENT FINANCING, INC., as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the "Collateral Agent").

          PRELIMINARY STATEMENTS. 1. Reference is made to the Credit Agreement, dated as of June 14, 1995 among JLM CHEMICALS, INC. ("Borrower"), THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT-EF"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT-BC"), each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement with respect to the Loans and Commitments pursuant to Section 11.01 of the Credit Agreement (CIT-EF, CIT-BC, each assignee under an Assignment and Assumption Agreement, each a "Lender" and collectively, the "Lenders") and THE CIT GROUP/EQUIPMENT FINANCING, INC. as agent for the Term Lenders (in such capacity, together with its successors in such capacity, "Term Agent") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Working Capital Lenders (in such capacity, together with its successors in such capacity, "Working Capital Agent") and the Collateral Agent and THE CIT GROUP/EQUIPMENT FINANCING, INC., as agent for the Lenders (in such capacity, together with its successors in such capacity, "Agent") (the Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined in this Pledge Agreement which are used in this Pledge Agreement shall have the meanings set forth in the Credit Agreement.

          2. It is a condition precedent to the obligation of the Lenders to provide the Loans and Commitments to Borrower as provided in the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Pledge Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to provide the Loans and Commitments under and in accordance with the terms of the Credit Agreement, the Pledgor hereby agrees as follows:

          SECTION 1. Pledge. The Pledgor hereby pledges and grants a security interest to each Lender and hereby pledges and grants a security interest to the Collateral


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Agent for the benefit of each Lender in all of the following (the "Pledged
Collateral"):

          (i) all of the stock described in Schedule I (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (ii) all additional shares of stock of the Borrower from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) all proceeds of any and all of the foregoing.

          SECTION 2. Security for Borrower's Obligations. The Pledged Collateral secures the prompt and complete payment when due of all Borrower's Obligations.

          SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4. Representations and Warranties. The Pledgor represents and warrants to the Collateral Agent and each Lender as follows:

          (i) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (ii) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien,


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option or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

          (iii) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Borrower's Obligations.

          (iv) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of the Pledge Agreement by the Pledgor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by Laws affecting the offering and sale of securities generally).

          (v) The Pledged Shares constitute all of the issued and outstanding shares of stock of Borrower.

          SECTION 5. Affirmative Covenant of Pledgor. So long as any Loans are outstanding or the Lenders have any Commitments under the Credit Agreement or any other amount is owing to any Agent or any Lender under any Loan Documents, Pledgor shall furnish to each Lender:

          (i) Annual Reporting Requirements: as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Pledgor, a consolidated and consolidating balance sheet of Pledgor and its Consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income and cash flows for such year, all in reasonable detail and setting forth in each case, in comparative form the figures for the previous year, and all prepared in accordance with generally accepted accounting principles consistently applied, and with regard to the consolidated financial statements accompanied by a report thereon by, and certified without qualification arising out of the scope of the audit by, a nationally recognized firm of independent public accountants or other independent public accountants satisfactory to Required Lenders; and

          (ii) Quarterly Reporting Requirements: as soon as available, and in any event within sixty (60) days after the end of the first, second and third fiscal quarters of each fiscal year of the Pledgor, the unaudited consolidated and consolidating balance sheet of the Pledgor and its Consolidated Subsidiaries as at the end of such fiscal


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quarter and the related unaudited consolidated and consolidating statements of income and cash flows, setting forth in each case, in comparative form the figures of the comparable period for the previous year, and all prepared in accordance with generally accepted accounting principles consistently applied and certified as to accuracy by Borrower (subject to normal year-end audit adjustments).

          SECTION 6. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent or any Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          SECTION 7. Voting Rights; Dividends; Etc. (a) So long as no Default or Event of Default shall have occurred:

             (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would modify or in any way adversely change the Pledgor's rights under the Pledged Collateral or any part thereof.

             (ii) To the extent permitted (if at all) under the Credit Agreement, the Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, provided, however, that any and all

               (A) dividends paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a total liquidation or dissolution, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in


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          redemption of, or in exchange for, any Pledged Collateral,

      shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent and the Lenders, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          (b) Upon the occurrence of a Default or an Event of Default:

            (i) Upon the request of the Collateral Agent, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent and the Lenders, and the Collateral Agent shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

           (ii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Collateral Agent and the Lenders, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          SECTION 8. Transfers and Other Liens; Additional Shares.
          (a) The Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

          (b) The Pledgor agrees that it will (i) cause Borrower not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to Pledgor so that after giving effect to such issuance the Pledgor still owns one hundred percent (100%) of the outstanding stock of Borrower, and (ii) pledge hereunder, immediately upon its acquisition (directly or


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indirectly) thereof, any and all additional shares of stock or other securities of Borrower.

           SECTION 9. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

           SECTION 10. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent or any Lender may itself perform or cause performance of, such agreement, and the expenses of the Collateral Agent or such Lender incurred in connection therewith shall be payable by the Pledgor under Section 13.

           SECTION 11. The Collateral Agent's and Each Lender's Duties and Reasonable Care. The powers conferred on the Collateral Agent and each of the Lenders hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. The Collateral Agent and the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent or such Lender accords its own property, it being understood that neither the Collateral Agent nor any Lender shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or such Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

           SECTION 12. Remedies. If any Event of Default shall have occurred:

          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Collateral Agent may also, without notice, except as specified below, sell


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the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by Law, at least five (5) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent and the Lenders pursuant to Section 13) in whole or in part by the Collateral Agent against, all or any part of the Borrower's Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all Borrower's Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          SECTION 13. Indemnity and Expenses. (a) The Pledgor hereby indemnifies the Collateral Agent and each of the Lenders from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses, damages or liabilities resulting from the Collateral Agent's or such Lender's gross negligence and willful misconduct.

         (b) The Pledgor will upon demand pay to the Collateral Agent and each of the Lenders the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which the Collateral Agent or any of the Lenders may incur in connection with (i) any amendment to this Pledge Agreement; (ii) the administration of this Pledge Agreement; (iii) the custody or preservation of, or the sale of, collection from, or


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other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of the Collateral Agent or any of the Lenders hereunder or (v) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 14. Amendments,_Etc. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Pledgor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of the Pledgor specified on the signature page of this Pledge Agreement; if to a Lender, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Lender specified in the Credit Agreement; or if to the Collateral Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Lender specified in the Credit Agreement. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when deposited in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

          SECTION 16. Continuing Security Interest: Transfer of Loans and Commitments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full (after the later of the Capital Expenditure Loan Commitment Termination Date or the Working Capital Loan Commitment Termination Date) of the Borrower's Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Collateral Agent, the Lenders and their successors, transferee and assigns. Without limiting the generality of the foregoing clause (iii), the Collateral Agent and each Lender may assign or otherwise transfer all or a portion of its rights or obligations under the Credit Agreement and the Loans and Commitments to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Collateral Agent or such Lender herein or otherwise. Upon the payment in full (after the later of the Capital Expenditure Loan Commitment Termination Date or the Working Capital Loan Commitment Termination Date) of the Borrower's Obligations, the Pledgor


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shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 17. Governing Law; Terms. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in
Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 18. Miscellaneous. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies the Collateral Agent or any of the Lenders may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other Person or by law or otherwise. If any provision of this Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. Neither the Collateral Agent nor the Lenders shall, by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder.



                           [Intentionally Left Blank]


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          IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                          JLM INDUSTRIES, INC.


                                          By /s/John T. White
                                            --------------------------------
                                            Name:  John T. White
                                            Title: President

                                          Address for Notices:

                                          8675 Hidden River Parkway
                                          Tampa, F1orida 33637
                                          Attn:  General Counsel


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                                   SCHEDULE I

 Attached to and forming a part of that certain Pledge Agreement dated as of June 14, 1995, by the Pledgor to the Collateral Agent and the Lenders.



                                                % Total          Par
                                                   of           Value        Number
                      Class of     Certificate    Stock          of           of
Stock Issuer           Stock          No(s).      Issuer        Shares       Shares
------------        ------------  ------------ ------------  ------------  ------------
JLM Chemicals,        Common           l            100%        None         3,000
Inc.
